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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 1998
                                                         ---------------


                           QUEENS COUNTY BANCORP, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-22278                 06-1377322
         --------                       -------                 ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


                   38-25 Main Street, Flushing, New York 11354
                   -------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (718) 359-6400
                                                             --------------

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K



Item 1.   Changes in Control of Registrant

          Not applicable.

Item 2.   Acquisition or Disposition of Assets

          Not applicable.

Item 3.   Bankruptcy or Receivership

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant

          Not applicable.

Item 5.   Other Events

          Queens County Bancorp, Inc. (the "Company"), a Delaware corporation, has declared a three-for-two stock split in the form of a 50% stock dividend, payable on September 29, 1998 to shareholders of record on September 15, 1998. Cash in lieu of fractional shares will be based on the average of the high and low bids on that date, as adjusted for the split.

Item 6.   Resignations of Registrant's Directors

          Not applicable.

Item 7.   Financial Statements and Exhibits

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c) Attached as an exhibit is the Company's press release announcing the three-for-two stock split in the form of a 50% stock dividend.

Item 8.   Change in Fiscal Year

          Not applicable.


Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not applicable.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 1998                                      QUEENS COUNTY BANCORP, INC.
---------------
     Date


                                                     /s/ Joseph R. Ficalora
                                                     ----------------------
                                                     Joseph R. Ficalora
                                                     Chairman, President, and
                                                     Chief Executive Officer